Capital and Financial Risk Management	12 Months Ended
Dec. 31, 2022
Text block [abstract]
Capital and Financial Risk Management
22. Capital and Financial Risk Management
Capital management
Overall summary
The primary objectives of CRH’s capital management strategy are to ensure that the Group maintains a strong credit rating to support its business and to create shareholder value by managing the debt and equity balance and the cost of capital. The Group is committed to optimising the use of its balance sheet within the confines of the overall objective to maintain an investment grade credit rating.
The capital structure of the Group, which comprises net debt and capital and reserves attributable to the Company’s equity holders, may be summarised as follows:

	2022	2021
	$m	$m
Capital and reserves attributable to the Company’s equity holders	21,691	20,233
Net debt	5,105	6,253
Capital and net debt	26,796	26,486
The Board periodically reviews the capital structure of the Group, including the cost of capital and the risks associated with each class of capital. The Group manages and, if necessary, adjusts its capital structure taking account of underlying economic conditions; any material adjustments to the Group’s capital structure in terms of the relative proportions of debt and equity are approved by the Board. In order to maintain or adjust the capital structure, the Group may issue new shares, dispose of assets, amend investment plans, alter dividend policy or return capital to shareholders.
Dividend cover for the year ended 31 December 2022 amounted to 4x; on a continuing basis 2.8x (2021: 2.7x; on a continuing basis 2.5x; 2020: 1.2x; on a continuing basis 1.1x).
No changes were made in the objectives or policies during 2022.
Financial risk management objectives and policies
The Group uses financial instruments throughout its businesses: interest-bearing loans and borrowings, cash and cash equivalents and leases are used to finance the Group’s operations; trade receivables and trade payables arise directly from operations; and derivatives, principally interest rate and currency swaps and currency forwards, are used to manage interest rate risks and currency exposures and to achieve the desired profile of borrowings.
In accordance with the UK Financial Conduct Authority’s announcement on 5 March 2021, LIBOR benchmark rates were discontinued after 31 December 2022 except for certain US Dollar settings which will be discontinued after 30 June 2023. Those rates that were discontinued were replaced by alternative risk-free rates (ARR) as part of the inter-bank offer rate (IBOR) reform.
The Group prepared an action plan, encompassing treasury, legal, accounting and IT functions, to enable a smooth transition to the alternative benchmark rates. The review identified a range of contracts that reference IBORs, including credit facilities, derivative instruments, money market deposits, lease agreements, and supply contract agreements. Action plans were developed for each of these arrangements to ensure a smooth transition to ARR. None of the changes had an impact on the Group’s financing or interest rate hedging strategies, nor did they have a material financial impact.
At 31 December 2022, the notional value of hedging instruments that reference 3-month US LIBOR is $1.4 billion. Whilst the Secured Overnight Financing Rate (SOFR) benchmark rate has been widely adopted by market participants and effectively replaced US LIBOR in new contracts since 31 December 2022, a number of US LIBOR settings, including 3-month and 6-month US LIBOR, will continue to be published until 30 June 2023. Accordingly, absent any agreement with counterparties to transition to an ARR before this date, the Group’s existing USD denominated interest rate swaps with maturity dates beyond 30 June 2023 will only transition to ARR once US LIBOR publication ceases. As at 31 December 2022, the Group has not transitioned any of its existing USD denominated interest rate swaps to ARRs. The Group’s other interest rate swaps reference EURIBOR rates and thus are not impacted by the IBOR reforms.

The Group does not trade in financial instruments nor does it enter into any leveraged derivative transactions.
The Group’s corporate treasury function provides services to the business units, coordinates access to domestic and international financial markets, and monitors and manages the financial risks relating to the operations of the Group. The Group Treasurer reports to the Head of Group Finance and the activities of the corporate treasury function are subject to regular internal audit. Systems and processes are in place to monitor and control the Group’s liquidity risks. The Group’s net debt position forms part of the monthly documentation presented to the Board.
The Group’s hedging activity is based on observable economic relationships, when there is confidence that such relationships will continue for the foreseeable future. Matching critical terms such as notional amount, tenor, timing and currency, the Group establishes relationships between a hedged item and hedging instrument where directional response to changes in fair value, driven by underlying economic conditions, are opposing and proportional in equal measure being an economic relationship under IFRS 9. Hedging ratios of 1:1 are used throughout all hedging activity as the hedged item and hedging instrument are of the same type and currency. The hedges employed mitigate identified risks and have consistently demonstrated close economic relationships. Ineffectiveness between the hedged item and hedging instrument are immaterial in the overall context of the Group.
The main risks attaching to the Group’s financial instruments are interest rate risk, foreign currency risk, credit risk, liquidity risk and commodity price risk. The Board reviews and agrees policies for the prudent management of each of these risks as documented below.
Interest rate risk
The Group’s exposure to market risk for changes in interest rates stems predominantly from its long-term debt obligations. Interest cost is managed using a mix of fixed and floating rate debt. With the objective of managing this mix in a cost-efficient manner, the Group enters into interest rate swaps, under which the Group contracts to exchange, at predetermined intervals, the difference between fixed and variable interest amounts calculated by reference to a pre-agreed notional principal. Such contracts enable the Group to mitigate the risk of changing interest rates on the fair value of issued fixed rate debt and the cash flow exposures of issued floating rate debt.
These swaps are designated under IFRS 9 to hedge underlying debt obligations and qualify for hedge accounting treatment.
The Group applies hedge accounting where there is an economic relationship between the hedged item and the hedging instrument. The existence of an economic relationship is determined initially by comparing the critical terms of the hedging instrument and those of the hedged item and it is prospectively assessed using linear regression analysis. The Group issues fixed rate debt and may enter into interest rate swaps with critical terms that match those of the debt and on a 1:1 hedge ratio basis. The hedge ratio is determined by comparing the notional amount of the derivative with the notional amount of the debt. The hedge relationship is designated for the full term and notional value of the debt.
22. Capital and Financial Risk Management continued
Whilst interest rate increases observed in the markets in which the Group operates were in the range of 2%-4.5% during 2022, the following table demonstrates the impact on profit before tax as a result of incremental changes of 1% in the interest rates applicable to floating rate net debt, which operate in a linear manner, with all other variables held constant. These impacts are calculated based on the closing balance sheet floating rate net debt for a full year and assume that all floating interest rates change by the same amount.

Percentage change in cost of borrowings (i)		+/-1%
Impact on profit before tax	2022	+/-$38m
	2021	+/-$38m
	2020	+/-$59m

(i) Sensitivity analysis for cost of borrowing has been presented for continuing operations only.
Foreign currency risk
Due to the nature of building materials, which in general have a low value-to-weight ratio, the Group’s activities are conducted primarily in the local currency of the country of operation resulting in low levels of foreign currency transaction risk; variances arising in this regard are reflected in operating costs or cost of sales in the Consolidated Income Statement in the period in which they arise.
Given the Group’s presence in 29 countries worldwide, the principal foreign exchange risk arises from fluctuations in the US Dollar value of the Group’s net investment in a wide basket of currencies other than the US Dollar; such changes are reported separately within the Consolidated Statement of Comprehensive Income. A currency profile of the Group’s net debt and net worth is presented in note 21. The Group’s established policy is to spread its net worth across the currencies of its various operations with the objective of limiting its exposure to individual currencies and thus promoting consistency with the geographical balance of its operations. In order to achieve this objective, the Group manages its borrowings, where practicable and cost effective, to act as a natural foreign currency hedge of a portion of its foreign currency assets.
The Group’s foreign exchange hedging strategy and activity is based on the assumption that changes in international economic factors are reflected in current foreign exchange rates and impact the translation of the Group’s non-euro net assets (euro being the functional currency of the ultimate parent company). The economic relationship, being the translation impact of the Group’s net investment in non-euro subsidiaries (hedged item) is hedged against a foreign currency swap (hedging instrument) to counterbalance movements in foreign currency rates. The Group identifies certain portions of foreign currency net investments where foreign currency translation movements can be mitigated through the use of currency swaps in the same currency pairing. A hedge ratio of 1:1 is established. As at 31 December 2022, the notional amount of hedged net investments was $1,145 million (2021: $726 million). The primary currency pairs in use are euro versus Canadian Dollar, Pound Sterling, Romanian Leu, Polish Zloty and Danish Kroner. The fair value movements of the hedging instruments are inverse to the impact of the translation of the hedged net assets because the critical terms match. This reduces the Group’s exposure to fluctuations on the translation of the Group’s subsidiaries with a non-euro functional currency into euro. Potential sources of ineffectiveness are changes in the interest rate differentials of the hedged currency pairs, recorded through the Consolidated Income Statement. Past trends indicate that the economic relationship described will continue for the foreseeable future. The fair values and maturity analysis of the hedging instruments are set out in note 25. Undesignated financial instruments are termed “not designated as hedges”.
Whilst foreign exchange volatility observed in the markets in which the Group operates was in the range of +/-10% during 2022, the following table demonstrates the sensitivity of profit before tax and equity to incremental movements of 5% in the relevant US Dollar/euro exchange rate, which operate in a linear manner, with all other variables held constant. The euro has been selected as the appropriate currency for this analysis given the materiality of the Group’s activities in euro. The impact on profit before tax is based on changing the US Dollar/euro exchange rate used in calculating profit before tax for the period. The impact on total equity and financial instruments is calculated by changing the US Dollar/euro exchange rate used in measuring the closing balance sheet.

Percentage change in relevant $/€ exchange rate strengthening/weakening (i)		+/- 5%
Impact on profit before tax	2022	-/+$5m
	2021	-/+$22m
	2020	-/+ $19m

Impact on total equity*	2022	+/-$110m
	2021	+/-$123m
	2020	+/-$157m

* Includes the impact on financial instruments which is as follows:	2022	-/+$33m
	2021	-/+$44m
	2020	-/+$27m

(i) Sensitivity analysis for exchange rates has been presented for continuing operations only.

Financial instruments include deposits, money market funds, commercial paper, bank loans, medium-term notes and other fixed term debt, interest rate swaps, commodity swaps and foreign exchange contracts. They exclude trade receivables and trade payables on the basis that they are denominated in the currency of the underlying operations. The Group minimises the impact of movements in foreign exchange rates on the Group’s income statement through matching where possible, foreign currency monetary assets and liabilities or the use of derivative contracts at an entity level.
Credit/counterparty risk
In addition to cash at bank and in hand, the Group holds significant cash balances which are invested on a short-term basis and are classified as cash equivalents (see note 23). These deposits, investments and other financial instruments (principally certain derivatives and loans and receivables included within financial assets) give rise to credit risk on amounts due from counterparty financial institutions (stemming from their insolvency or a downgrade in their credit ratings). Credit risk is managed by limiting the aggregate amount and duration of exposure to any one counterparty primarily depending on its credit rating and by regular review of these ratings and internal treasury policies.
Acceptable credit ratings for deposits and other financial instruments are higher investment-grade ratings—in general, counterparties have ratings of A3/A-/A- or higher from at least two of Moody’s/ Standard & Poor’s/Fitch ratings agencies. The maximum exposure arising in the event of default on the part of the counterparty (including insolvency) is the carrying value of the relevant financial instrument.
Credit rating of counterparty (Moody’s/Standard & Poor’s/Fitch)

	As at 31 December 2022		As at 31 December 2021
	$m	%	$m	%
Aaa/AAA/AAA	279	5%	2,021	35%
Aa/AA/AA	2,194	37%	2,394	41%
A/A/A	3,199	54%	1,216	21%
Baa/BBB/BBB or lower	264	4%	152	3%
	5,936	100%	5,783	100%
Money market liquidity funds are managed by external third-party fund managers to maintain Aaa/AAA long-term ratings and P1/A1 short-term ratings from Moody’s/Standard & Poor’s. The Group limits its investment in each fund to a prescribed maximum amount or 5% of the fund’s assets under management, whichever is the lower. The Group has a number of managed investment funds that hold fixed income euro securities with an average credit quality of Aaa/AAA. As at 31 December 2022, 95% (2021: 65%) of cash and cash equivalents was held with higher investment grade bank counterparties, and 5% (2021: 35%) with the money market funds.

Credit risk arising in the context of the Group’s operations is not significant with the total loss allowance at the balance sheet date amounting to 3.1% of gross trade receivables and construction contract assets (2021: 3.2%). Information in relation to the Group’s credit risk management of trade receivables is provided in note 17. Amounts receivable from related parties (notes 17 and 32) are immaterial. Factoring arrangements and supplier financing arrangements are employed in certain of the Group’s operations where deemed to be of benefit by operational management and are deemed immaterial.
In its worldwide insurance programme, the Group carries appropriate levels of insurance for typical business risks (including product liability) with various leading insurance companies. However, in the event of the failure of one or more of its insurance counterparties, the Group could be impacted by losses where recovery from such counterparties is not possible.
Liquidity risk
The principal liquidity risks faced by the Group stem from the maturation of debt obligations and derivative transactions. A downgrade of CRH’s credit ratings may give rise to increases in funding costs in respect of future debt and may impair the Group’s ability to raise funds on acceptable terms. The Group’s corporate treasury function ensures that sufficient resources are available to meet such liabilities as they fall due through a combination of cash and cash equivalents, cash flows and undrawn committed bank facilities. Flexibility in funding sources is achieved through a variety of means including (i) maintaining cash and cash equivalents only with a diverse group of highly-rated counterparties; (ii) limiting the annual maturity of such balances; (iii) borrowing the bulk of the Group’s debt requirements under committed bank lines or other term financing; and (iv) having surplus committed lines of credit.
The undrawn committed facilities available to the Group as at the balance sheet date are quantified in note 24; these facilities span a wide number of highly-rated financial institutions thus minimising any potential exposure arising from concentrations in borrowing sources. The repayment schedule (analysed by maturity date) applicable to the Group’s outstanding interest-bearing loans and borrowings as at the balance sheet date is also presented in note 24.
The Group’s €1.5 billion Euro Commercial Paper Programme and $2.0 billion US Dollar Commercial Paper Programme means we have framework programmes in place in the money markets that allow the Group to issue in the relevant markets within a short period of time.

Commodity price risk
The principal commodity price risks are identified in a variety of highly probable and active commodity contracts where a significant part of the price to be paid relies on a reference to specific floating price indices (usually US Dollar) for a specific period. Programmes are in place to hedge the quantities and qualities of commodity products, including fuel oil and related products, electricity and carbon credits. The aim of the programmes is to neutralise the variability in the Consolidated Income Statement as a result of changes in associated commodity indices over a timeframe of approximately two years (2021: four years). A hedge ratio of 1:1 is established. Fixed price swap contracts in the entity’s operating currency are used to hedge the same specific floating index risk and currency risk where it is determined that those risks are better managed at a fixed price rather than being exposed to uncontrollable price fluctuations due to the floating price index element of the contract. Sources of ineffectiveness can relate to timing of cash flows and counterparty credit risk adjustments. The derivative contracts qualify for cash flow hedge accounting under IFRS 9 and the fair values by maturity are set out in note 25.
The notional and fair values in respect of derivative contracts as at 31 December 2022 and 31 December 2021 were as follows:

Profile of commodity products

	As at 31 December 2022		As at 31 December 2021
	Notional value	Fair value	Notional value	Fair value
	$m	$m	$m	$m
Carbon credits	435	(30)	10	-
Electricity	11	20	12	6
Fuel oil and related products	94	(10)	64	26
	540	(20)	86	32

22. Capital and Financial Risk Management continued
The tables below show the projected contractual undiscounted total cash outflows (principal and interest) arising from the Group’s trade and other payables, gross debt and derivative financial instruments. The tables also include the gross cash inflows projected to arise from derivative financial instruments. These projections are based on the interest and foreign exchange rates applying at the end of the relevant financial year.

	Within 1 year	Between 1 and 2 years	Between 2 and 3 years	Between 3 and 4 years	Between 4 and 5 years	After 5 years	Total
	$m	$m	$m	$m	$m	$m	$m
At 31 December 2022
Financial liabilities - cash outflows
Trade and other payables	5,878	356	29	26	24	521	6,834
Lease liabilities	263	205	166	135	106	798	1,673
Other interest-bearing loans and borrowings	1,502	696	1,253	804	893	4,584	9,732
Interest payments on other interest-bearing loans and borrowings (i)	285	262	234	210	177	1,538	2,706
Interest rate swaps - net cash outflows (ii)	27	27	16	5	5	3	83
Currency forwards and currency swaps - gross cash outflows	1,557	-	-	-	-	-	1,557
Other derivative financial instruments	40	-	-	-	-	-	40
Gross projected cash outflows	9,552	1,546	1,698	1,180	1,205	7,444	22,625

Derivative financial instruments - cash inflows
Currency forwards and currency swaps - gross cash inflows	(1,561)	-	-	-	-	-	(1,561)
Other derivative financial instruments	(17)	(3)	-	-	-	-	(20)
Gross projected cash inflows	(1,578)	(3)	-	-	-	-	(1,581)

The equivalent disclosure for the prior year is as follows:

At 31 December 2021
Financial liabilities - cash outflows
Trade and other payables	5,697	196	44	202	170	288	6,597
Lease liabilities	302	254	208	175	150	1,099	2,188
Other interest-bearing loans and borrowings	559	1,420	683	1,254	853	5,666	10,435
Interest payments on other interest-bearing loans and borrowings (i)	315	286	264	238	214	1,715	3,032
Currency forwards and currency swaps - gross cash outflows	1,567	-	-	-	-	-	1,567
Other derivative financial instruments	1	-	-	-	-	-	1
Gross projected cash outflows	8,441	2,156	1,199	1,869	1,387	8,768	23,820

Derivative financial instruments - cash inflows
Interest rate swaps - net cash inflows (ii)	(41)	(34)	(32)	(22)	(13)	(20)	(162)
Currency forwards and currency swaps - gross cash inflows	(1,559)	-	-	-	-	-	(1,559)
Other derivative financial instruments	(32)	(1)	-	-	-	-	(33)
Gross projected cash inflows	(1,632)	(35)	(32)	(22)	(13)	(20)	(1,754)
(i)At 31 December 2022 and 31 December 2021, a portion of the Group’s long-term debt carried variable interest rates. The Group uses the interest rates in effect on 31 December to calculate the interest payments on the long-term debt for the periods indicated.
(ii)The Group uses interest rate swaps to help manage its interest cost. Under these contracts the Group has agreed to exchange at predetermined intervals, the net difference between fixed and variable interest amounts calculated by reference to a pre-agreed notional principal. The Group uses the interest rates in effect on 31 December to calculate the net interest receipts or payments on these contracts.